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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           _________________________

                            WESTBANK CAPITAL TRUST I
             (Exact name of registrant as specified in its charter)

                           _________________________
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

             Delaware                                              Application Pending

   (State or Other Jurisdiction                                     (I.R.S. Employer
of Incorporation or Organization)                                   Identification No.)

                                     c/o Westbank Corporation
                                         Westbank Tower
                                         225 Park Avenue
                                  West Springfield, MA  01089
                    (Address, Including Zip Code, of Principal Executive Offices)
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                                   _________________________

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]

Securities Act registration statement file number to which this form relates:
333-85913
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Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                 Name of Each Exchange on Which
to be so Registered                 Each Class is to be Registered
-----------------------             ----------------------------------
       None                                       None

Securities to be registered pursuant to Section 12(g) of the Act:

                           9.60% Capital Securities

                           ---------------------------

                                 (Title of Class)
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ITEM 1.   Description of Registrant's Securities to Be Registered.

    The description of the Registrant's Capital Securities, $10.00 liquidation amount, is incorporated herein by reference to "Description of Capital Securities" set forth in the Registrant's Registration Statement on Form S-2 (Registration Number 333-85913), which was filed with the Securities and Exchange Commission (the "Commission") on August 26, 1999, as amended.

ITEM 2.   Exhibits.

     1. Certificate of Trust for Westbank Capital Trust I (incorporated herein by reference to Exhibit 4.1 of Registration Statement No. 333-85913 on Form S-2 filed with the Commission on August 26, 1999).

     2. Declaration of Trust for Westbank Capital Trust I (incorporated herein by reference to Exhibit 4.2 of Registration Statement
          No. 333-85913 on Form S-2 filed with the Commission on August 26,
          1999).

     3. Form of Amended and Restated Declaration of Trust for Westbank Capital Trust I (incorporated herein by reference to Exhibit 4.3 of Registration Statement No. 333-85913 on Form S-2 filed with the Commission on August 26, 1999).

     4. Form of Capital Security of Westbank Capital Trust I (incorporated herein by reference to Exhibit 4.5 of Registration Statement No. 333-85913 on Form S-2 filed with the Commission on August 26, 1999).

     5. Form of Guarantee Agreement of Westbank Corporation relating to the Capital Securities (incorporated herein by reference to Exhibit 4.6 of Registration Statement No. 333-85913 on Form S-2 filed with the Commission on August 26, 1999).

     6. Form of Indenture of relating to the Westbank Corporation Junior Subordinated Deferrable Interest Debentures due 2029 (incorporated herein by reference to Exhibit 4.7 of Registration Statement No. 333-85913 on Form S-2 filed with the Commission on August 26, 1999).


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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  September 22, 1999


                                                Westbank Capital Trust I


                                                By:  /s/ John Lilly
                                                     --------------
                                                     John Lilly
                                                     Administrative Trustee


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